Morgan Stanley Municipal Premium Income Trust
                          Item 77(O) 10F-3 Transactions
                        December 31, 2003 - May 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 State of   05/06/     -     $4.75  $7,921,5  5,000,   0.06%   1.75    Lehman
California    04                       15,      000             %    Brothers,
 Economic                              000                           Citigroup,
 Recovery                                                            JP Morgan,
  Bonds                                                               Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Bear
                                                                     Stearns &
                                                                     Co Inc, EJ
                                                                     De La Rosa
                                                                     & Co Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                        Co,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                      ed, UBS
                                                                     Financial
                                                                      Services
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      ABN AMRO
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                     Backstrom
                                                                      McCarley
                                                                     Berry & Co
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Brandis
                                                                      Tallman
                                                                        LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Chatsworth
                                                                     Securities
                                                                     LLC, CIBC
                                                                       World
                                                                      Markets
                                                                     Corp, City
                                                                      National
                                                                     Securities
                                                                        Inc,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company
                                                                        Inc,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                     Inc, Great
                                                                      Pacific
                                                                     Securities
                                                                     , Grigsby
                                                                         &
                                                                     Associates
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                        LLC,
                                                                      Jackson
                                                                     Securities
                                                                      , Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                       Melvin
                                                                     Securities
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                      , Piper
                                                                     Jaffray &
                                                                     Co, Prager
                                                                     Sealy & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                     s Inc, SBK
                                                                       Brooks
                                                                     Investment
                                                                       Corp,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                        LLC,
                                                                      Stephens
                                                                        Inc,
                                                                      Stinson
                                                                     Securities
                                                                     LLC, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                        Inc,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                      n, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                        LLC,
                                                                      Western
                                                                     Municipal
                                                                     Securities
                                                                     Corporatio
                                                                       n and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt

            05/20/     -     Variou $3,029,1  10,000   0.34%   3.52     Bear
              04               s       70,     ,000             %    Stearns &
                                       000                            Co Inc,
 City of                                                              Goldman
 Houston,                                                             Sachs &
  Texas                                                               Co, UBS
 Combined                                                            Financial
 Utility                                                              Services
  System                                                             Inc, Piper
First Lien                                                           Jaffray &
 Revenue                                                                Co,
Refunding                                                             Siebert
  Bonds,                                                             Brandford
  Series                                                             Shank & Co
   2004                                                              LLC, Banc
                                                                     of America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                     Citigroup,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Co Inc,
                                                                       First
                                                                       Albany
                                                                      Capital,
                                                                     JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markers,
                                                                        The
                                                                      Malachi
                                                                     Group Inc,
                                                                      Merrill
                                                                       Lynch,
                                                                       Morgan
                                                                      Keegan,
                                                                       Morgan
                                                                      Stanley,
                                                                      RBC Dain
                                                                      Rauscher
                                                                        and
                                                                     Ramirez &
                                                                       Co Inc